UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)       July 24, 2002
                                                   ---------------------------
                                                       (July 23, 2002)
                                                   ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           ----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




Alvarado Square, Albuquerque, New Mexico                       87158
----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

On July 23, 2002, the Company announced to employees a reorganization of its Management Committee, given changed market circumstances, to help improve efficiency. Among the changes announced were the appointment of Roger J. Flynn as Executive Vice President and Chief Operating Officer and William J. Real as Senior Vice President, Public Policy. Flynn will continue to be responsible for retail electric and gas services. In addition he will now oversee all energy operations, including power plant operations, power supply and wholesale marketing. Real will lead a new organization established to better enable the Company to have a well-coordinated public policy approach to key external constituencies. The new organization consists of Governmental Affairs, Regulatory Policy, Corporate Communications, Community Relations, and Business Ethics and Corporate Compliance. Real previously was in charge of the Bulk Power Services business unit.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                 ---------------------------------------------
                                                  (Registrant)


Date:  July 24, 2002                           /s/ John R. Loyack
                                 ---------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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